                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 27, 1998


                       HERITAGE FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Illinois                    0-15059              36-3139645
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  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)


     17500 South Oak Park Avenue, Tinley Park, Illinois            60477
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          (Address of principal executive offices)               (Zip Code)



                                (708) 532-8000
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              Registrant's telephone number, including area code


                                Not Applicable
--------------------------------------------------------------------------------
            (Former name and address, if changed since last report)





                        The Exhibit Index is on Page 5.

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

                       HERITAGE FINANCIAL SERVICES, INC.

                                   FORM 8-K

                               January 27, 1998

Item 5. Other Events

On January 14, 1998, Heritage Financial Services, Inc. (the "Registrant"), First Midwest Bancorp, Inc. ("First Midwest") and First Midwest Acquisition Corporation, a wholly owned subsidiary of First Midwest ("Acquisition Corporation") entered into an Agreement and Plan of Merger ("Merger Agreement") whereby the Registrant will be merged with and into Acquisition Corporation (the "Merger").

Pursuant to the Merger Agreement, the transaction will be structured as a tax-free exchange and accounted for as a poling-of-interests. Each outstanding share of the Registrant's Common Stock, no par value, will be converted into .7695 shares of First Midwest Common Stock, $.01 par value, resulting in the issuance of approximately 9.7 million shares of First Midwest Common Stock.

The Merger is conditioned upon, among other things, approval by the shareholders of both the Registrant and First Midwest, and receipt of customary regulatory approvals. The Merger Agreement has been approved by the Boards of Directors of both companies. It is anticipated that the acquisition will be consummated in late second quarter 1998.

Incident to the entry into the Merger Agreement, the Registrant and First Midwest executed a Stock Option Agreement (the "Option Agreement") pursuant to which the Registrant granted First Midwest an option to acquire up to 2,400,000 shares of the Registrant's Common Stock (representing 19.9% of the Registrant's common shares) at a price of $21.25 per share subject to certain terms and conditions set forth in the Option Agreement.

In conjunction with the approval of the Merger Agreement, the Board of Directors of the Registrant rescinded the balance of its stock repurchase program authorized in June 1996.

The Merger and Option Agreements are attached hereto as Exhibits 2.1 and 2.2 and are incorporated by reference. Reference is made to the Press Release, dated January 15, 1998, a copy of which is filed as Exhibit 99 to this Current Report on Form 8-K. The Press Release is incorporated herein by reference and includes certain financial information about First Midwest and the Registrant, including pro forma combined balance sheets and income statements as of September 30, 1997.

Cautionary Statement Concerning Forward Looking Information - The Press Release filed as Exhibit 99 to this Current Report on Form 8-K contains certain forward looking statements regarding First Midwest and the Registrant on a combined basis following the Merger. Discussion of the internal and external factors that might affect these forward looking statements is found on Page 3 of the Press Release.

Item 7. Financial Statements and Exhibits

(a) and (b)  Not applicable.

(c)          The Exhibit Index is located on Page 5 of this Report on Form 8-K.

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

                       HERITAGE FINANCIAL SERVICES, INC.

                                   FORM 8-K

                               January 27, 1998



The following Items are not applicable for this Form 8-K:

     Item 1.  Changes in Control of Registrant

     Item 2.  Acquisition or Disposition of Assets

     Item 3.  Bankruptcy or Receivership

     Item 4.  Changes in Registrant's Certifying Accountant

     Item 6.  Resignations of Registrant's Directors

     Item 8.  Change in Fiscal Year

     Item 9.  Sales of Equity Securities Pursuant to Regulation S

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

                       HERITAGE FINANCIAL SERVICES, INC.

                                   FORM 8-K

                               January 27, 1998



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 HERITAGE FINANCIAL SERVICES, INC.
                                 ----------------------------------
                                           (Registrant)



Date: January 27, 1998           by /s/ Richard T. Wojcik
                                 -----------------------------------
                                    Richard T. Wojcik
                                    Chairman and CEO
                                    (Duly Authorized Officer)

                       HERITAGE FINANCIAL SERVICES, INC.

                                   FORM 8-K

                               January 27, 1998

                                 EXHIBIT INDEX


                                                                                Page
                Exhibit                                                        Number


Exhibit 2.1     Agreement and Plan of Merger, dated January 14, 1998,            6
                by and between First Midwest Bancorp, Inc., First Midwest
                Acquisition Corporation and Heritage Financial Services, Inc.

Exhibit 2.2     Stock Option Agreement, dated January 14, 1998, between          76
                Heritage Financial Services, Inc. (as Issuer) and First
                Midwest Bancorp, Inc. (as Grantee).

Exhibit 99      Press release issued by First Midwest Bancorp, Inc. and          88
                Heritage Financial Services, Inc. dated January 15, 1998.

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